Putnam
U.S. Core
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The Trustees of Putnam U.S. Core Fund are pleased to present you with this annual report covering the period from the fund's inception on May 4, 1998, through April 30, 1999. In a volatile year for U.S. equities, in which a mere handful of stocks accounted for much of the market's gain, your fund achieved outstanding results, comfortably outpacing the 20.31% return of the Russell 1000 Growth Index, the fund's unmanaged benchmark.

Total return for the 12 months ended 4/30/99*

          Net asset value           Public offering price
----------------------------------------------------------------
              26.96%                        19.64%
----------------------------------------------------------------

* Reflects performance since inception on 5/4/98.

  Past performance is no indication of future results. Additional performance information begins on page 6.


* BUILT FROM THE GROUND UP

Successful stock selection by your fund's management team was the key to the fund's impressive performance. In their pursuit of long-term capital appreciation, the fund's managers employ a bottom-up stock-picking strategy that emphasizes what they call "growth at a reasonable price."

As a first step, they look for large (more than $4 billion in market capitalization) but growing companies whose stocks are temporarily undervalued for one reason or another. They use cash flow as a measure of valuation rather than earnings because, in their view, earnings are often distorted by companies wishing to impress investors.

Second, for each company that passes this initial screening, the fund's managers try to identify a catalyst for change that may, over a reasonable time frame, improve that company's prospects and prompt a return to a more normal valuation. For example, they may consider buying a stock when they see an incremental change in cash flow or an increase in the return on invested capital. And since psychology often is just as important to the market as company fundamentals, they talk to each company's management and competitors to get a feel for its prospects.

Finally, your fund's managers limit the portfolio to their best stock picks so each stock can have a more pronounced impact on the fund's performance. While most equity funds have more than 100 holdings at any one time, the fund had only 40 at the end of April.

MediaOne is typical of the fund's holdings. One of the largest broadband communications companies in the United States, MediaOne has more than 7 million customers in the United States, Europe, and Asia. Yet as recently as last year, the company was plagued by turmoil in its upper management, and the stock was undervalued relative to its peers.

Your fund's managers saw this as a buying opportunity. Essentially, they reasoned, there are only two pipelines of information into a household: telephone lines and cable. Despite its difficulties, MediaOne is a dominant player in the cable market and stands to benefit if households increasingly choose to receive the Internet and other information services over cable lines. The fund's investment soon paid off. This year, new management began to work on the organization, and MediaOne's stock price gained 74% in the first four months of 1999. Before long there were acquisition offers from other companies, including Comcast and AT&T.

Other fund holdings that performed well during the year include Tyco, Motorola, CVS, and Cendant. While these and other stocks mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Tyco International Ltd.
Medical supplies and devices

Sprint Corp.
Utilities

MediaOne Group Inc.
Broadcasting

AFLAC Inc.
Insurance and finance

AT&T Corp. -- Liberty Media Group
Broadcasting

Microsoft Corp.
Computer services and software

American Home Products Corp.
Pharmaceuticals

Ascend Communications, Inc.
Telecommunications

IBM Corp.
Computer services and software

Citigroup, Inc.
Insurance and finance

Footnote reads:
These holdings represented 44.6% of the fund's net assets as of 4/30/99. Portfolio holdings will vary over time.


Naturally, there were also disappointments. Among them was Compaq. The world's second largest computer company ran into management problems in 1998 related to its acquisition of Digital Equipment Corp. Your fund's managers sold the stock because they thought Compaq's troubles would take a relatively long time to straighten out, a bad sign in an industry where mistakes are severely punished by investors. The move proved fortuitous, as the stock continued to decline.

* GREATER OPPORTUNITY MAY LIE AHEAD

After more than a year of narrow market performance, your fund's managers believe we are finally entering an environment where investors will focus more on valuation than size and earnings momentum. In addition, as the performance of recent market leaders begins to wane and commodity prices show signs of life, investors may now be looking more broadly at a number of industries. The fund's managers believe that in this environment, stock selection will become increasingly important, and that a broader market will provide greater opportunity for your fund. Going forward, they expect to maintain their rigorous selection standards and limit the portfolio to what they consider the best 30 to 40 companies in their target universe as they continue their search for long-term capital appreciation.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future. A concentrated portfolio may add a measure of volatility, as fluctuations in any one holding will likely affect the fund more than a fund with greater diversification.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam U.S. Core Fund is designed for investors seeking long-term capital appreciation primarily through common stocks of U.S. companies that are believed to be undervalued in relation to underlying asset values or earnings potential and have the potential for long-term appreciation.

TOTAL RETURN FOR THE PERIOD ENDED 4/30/99

                                                Russell 1000     Consumer
                              NAV      POP         Index       price index
------------------------------------------------------------------------------
Life of fund (since 5/4/98)
Annual average              26.96%   19.64%        20.31%         2.28%
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION
PERIOD ENDED 4/30/99

------------------------------------------------------------------------------
Distributions (number)             1
------------------------------------------------------------------------------
Income                             --
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                          --
------------------------------------------------------------------------------
Short-term                       $0.052
------------------------------------------------------------------------------
  Total                          $0.052
------------------------------------------------------------------------------
Share value:                 NAV        POP
------------------------------------------------------------------------------
5/4/98                      $8.50      $9.02
------------------------------------------------------------------------------
4/30/99                     10.73      11.38
------------------------------------------------------------------------------


TOTAL RETURN FOR THE PERIOD ENDED 3/31/99
(most recent calendar quarter)

                             NAV        POP
------------------------------------------------------------------------------
Life of fund (since 5/4/98)
Annual average              21.28%     14.29%
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
5/4/98

               Fund's shares      Russell 1000     Consumer price
Date              at POP             Index             index

5/4/98             9,424            10,000            10,000
5/31/98            9,024             9,784            10,018
6/30/98            9,568            10,146            10,031
7/31/98            9,468            10,024            10,043
8/31/98            7,827             8,526            10,055
9/30/98            8,559             9,100            10,055
10/31/98           9,157             9,818            10,080
11/30/98           9,778            10,426            10,092
12/31/98          10,827            11,090            10,105
1/31/99           11,384            11,486            10,129
2/28/99           10,960            11,122            10,135
3/31/99           11,429            11,548            10,154
4/30/99          $11,964           $12,031           $10,228

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge.


COMPARATIVE BENCHMARKS

Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $9.9 billion; the median market capitalization was approximately $3.7 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the period May 4, 1998 (commencement of operations) to April 30, 1999


To the Trustees of Putnam Fund Trust and Shareholders of
Putnam U.S. Core Fund
(a series of Putnam Fund Trust)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam U.S. Core Fund (the "fund") at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 4, 1998 (commencement of operations) to April 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at April 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 15, 1999




Portfolio of investments owned
April 30, 1999

COMMON STOCKS (99.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Broadcasting (11.6%)
--------------------------------------------------------------------------------------------------------------------------
              1,970  AT&T Corp. -- Liberty Media Group (NON)                                                $      125,864
              1,470  CBS Corp.                                                                                      66,977
              2,260  MediaOne Group Inc. (NON)                                                                     184,331
                                                                                                            --------------
                                                                                                                   377,172

Business Equipment and Services (4.1%)
--------------------------------------------------------------------------------------------------------------------------
              3,626  Cendant Corp. (NON)                                                                            65,268
                585  Cisco Systems, Inc. (NON)                                                                      66,727
                                                                                                            --------------
                                                                                                                   131,995

Computer Services and Software (12.4%)
--------------------------------------------------------------------------------------------------------------------------
                265  America Online, Inc.                                                                           37,829
              1,300  Computer Associates International, Inc.                                                        55,494
              1,454  Electronic Data Systems Corp.                                                                  78,153
                508  IBM Corp.                                                                                     106,267
              1,540  Microsoft Corp. (NON)                                                                         125,221
                                                                                                            --------------
                                                                                                                   402,964

Electronics and Electrical Equipment (6.1%)
--------------------------------------------------------------------------------------------------------------------------
                350  Honeywell, Inc.                                                                                33,163
                800  Intel Corp.                                                                                    48,950
                951  Motorola, Inc.                                                                                 76,199
                404  Texas Instruments, Inc.                                                                        41,259
                                                                                                            --------------
                                                                                                                   199,571

Food and Beverages (1.7%)
--------------------------------------------------------------------------------------------------------------------------
              1,600  Coca-Cola Enterprises, Inc.                                                                    55,200

Insurance and Finance (17.5%)
--------------------------------------------------------------------------------------------------------------------------
              2,618  AFLAC Inc.                                                                                    142,027
                524  American Express Co.                                                                           68,480
                680  American International Group, Inc.                                                             79,858
              1,360  Citigroup, Inc.                                                                               102,340
                100  Franklin Resources, Inc.                                                                        4,000
              1,275  Mercantile Bancorp., Inc.                                                                      72,675
                500  Morgan Stanley, Dean Witter, Discover and Co.                                                  49,594
              1,135  Wells Fargo Co.                                                                                49,018
                                                                                                            --------------
                                                                                                                   567,992

Medical Supplies and Devices (7.6%)
--------------------------------------------------------------------------------------------------------------------------
              3,030  Tyco International Ltd.                                                                       246,188

Oil and Gas (4.4%)
--------------------------------------------------------------------------------------------------------------------------
              3,260  Conoco, Inc.                                                                                   88,428
              1,300  Halliburton Co.                                                                                55,413
                                                                                                            --------------
                                                                                                                   143,841

Packaging and Containers (2.6%)
--------------------------------------------------------------------------------------------------------------------------
              1,410  Sealed Air Corp. (NON)                                                                         85,746

Pharmaceuticals (6.0%)
--------------------------------------------------------------------------------------------------------------------------
              1,934  American Home Products Corp.                                                                  117,974
              1,386  Pharmacia & Upjohn, Inc.                                                                       77,616
                                                                                                            --------------
                                                                                                                   195,590

Retail (9.9%)
--------------------------------------------------------------------------------------------------------------------------
                845  Costco Companies, Inc. (NON)                                                                   68,392
              1,910  CVS Corp.                                                                                      90,964
              2,070  Rite Aid Corp.                                                                                 48,257
                700  Tricon Global Restaurants, Inc. (NON)                                                          45,063
              1,475  Wal-Mart Stores, Inc.                                                                          67,850
                                                                                                            --------------
                                                                                                                   320,526

Telecommunications (5.0%)
--------------------------------------------------------------------------------------------------------------------------
                100  Adelphia Communications Corp. (NON)                                                             6,825
              1,142  Ascend Communications, Inc. (NON)                                                             110,346
                550  MCI WorldCom, Inc. (NON)                                                                       45,203
                                                                                                            --------------
                                                                                                                   162,374

Utilities (10.2%)
--------------------------------------------------------------------------------------------------------------------------
              1,485  SBC Communications, Inc.                                                                       83,160
              1,850  Sprint Corp.                                                                                  189,741
              1,420  Sprint PCS                                                                                     60,173
                                                                                                            --------------
                                                                                                                   333,074
                                                                                                            --------------
                     Total Common Stocks (cost $2,777,886)                                                  $    3,222,233

SHORT-TERM INVESTMENTS (3.4%) (a) (cost $112,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
           $112,000  Interest in $292,698,000 joint repurchase agreement dated April 30, 1999 with Warburg Securities due
                       May 3, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $112,045 for an
                       effective yield of 4.87%                                                             $      112,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $2,889,886) (b)                                                $    3,334,233
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,250,786.

  (b) The aggregate identified cost on a tax basis is $2,922,768, resulting in gross unrealized appreciation and depreciation of $453,540 and $42,075 respectively, or net unrealized appreciation of $411,465.

(NON) Non-income-producing security.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,889,886) (Note 1)                                                $3,334,233
-----------------------------------------------------------------------------------------------
Cash                                                                                     16,900
-----------------------------------------------------------------------------------------------
Dividends receivable                                                                        998
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      162
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          193,447
-----------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                          1,468
-----------------------------------------------------------------------------------------------
Total assets                                                                          3,547,208

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                        278,381
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  175
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                               215
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                 13
-----------------------------------------------------------------------------------------------
Payable for auditing                                                                     12,020
-----------------------------------------------------------------------------------------------
Payable for legal                                                                         1,440
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                    4,178
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       296,422
-----------------------------------------------------------------------------------------------
Net assets                                                                           $3,250,786

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 5)                                                   $2,680,526
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                   125,913
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              444,347
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $3,250,786

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($3,250,786 divided by 303,058 shares)                                                   $10.73
-----------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $10.73)*                                          $11.38
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
For the period May 4, 1998 (commencement of operations) to April 30, 1999

Investment income:
-----------------------------------------------------------------------------------------------
Dividends                                                                               $18,450
-----------------------------------------------------------------------------------------------
Interest                                                                                    474
-----------------------------------------------------------------------------------------------
Total investment income                                                                  18,924

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         15,686
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                            4,431
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         1,945
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             43
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   3,386
-----------------------------------------------------------------------------------------------
Registration fees                                                                           801
-----------------------------------------------------------------------------------------------
Auditing                                                                                 12,152
-----------------------------------------------------------------------------------------------
Legal                                                                                     4,211
-----------------------------------------------------------------------------------------------
Postage                                                                                      18
-----------------------------------------------------------------------------------------------
Fees waived and reimbursed by manager (Note 2)                                          (20,271)
-----------------------------------------------------------------------------------------------
Total expenses                                                                           22,402
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (2,120)
-----------------------------------------------------------------------------------------------
Net expenses                                                                             20,282
-----------------------------------------------------------------------------------------------
Net investment loss                                                                      (1,358)
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        139,736
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                            444,347
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 584,083
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $582,725
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                    For the period
                                                                                       May 4, 1998
                                                                                     (commencement
                                                                                    of operations)
                                                                                       to April 30
                                                                                              1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                                      $  (1,358)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                                           139,736
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                 444,347
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       582,725
--------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain                                       (12,478)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                          680,539
--------------------------------------------------------------------------------------------------
Total increase in net assets                                                             1,250,786

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                                            $2,000,000
--------------------------------------------------------------------------------------------------
End of period (including net investment income of $--)                                  $3,250,786
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the period
Per-share                                                                                                            May 4, 1998+
operating performance                                                                                                to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                     $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)(d)                                                                                               (.01)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                      2.29
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    2.28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                                                                   (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $10.73
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                  26.96*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $3,251
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                                                                              .99*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)                                                                                             (.06)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                 267.29*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period.  As a result of such limitation, expenses for the fund reflect a reduction of $0.07 per share. (Note 2).




Notes to financial statements
April 30, 1999

Note 1
Significant accounting policies

Putnam U.S. Core Fund ("the fund") is one of a series of Putnam Funds Trust ("the trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of U.S. companies that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes offer long-term growth potential in excess of market averages or are undervalued in relation to underlying asset values or earnings potential and have the potential for long-term growth.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair market value, following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on original issue discount bonds is accreted according to the yield-to-maturity basis.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended April 30, 1999, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary differences of losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended April 30, 1999, the fund reclassified $1,358 to decrease accumulated net investment loss and $13 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $1,345. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 1999, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. and payments under the Trust's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended April 30, 1999, fund expenses were reduced by $2,120 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. The fund is not currently making any payments pursuant to the plan.

For the period ended April 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received no net commissions from the sale of shares of the fund.

Note 3
Purchase and sales of securities

During the period ended April 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $8,233,763 and $5,595,027, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                         For the period
                                                          May 4, 1998
                                                 (commencement of operations)
                                                      to April 30, 1999
-----------------------------------------------------------------------------
                                                   Shares              Amount
-----------------------------------------------------------------------------
Shares sold                                         80,253           $800,612
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        1,380             12,478
-----------------------------------------------------------------------------
                                                    81,633            813,090

Shares
repurchased                                        (13,869)          (132,551)
-----------------------------------------------------------------------------
Net increase                                        67,764           $680,539
-----------------------------------------------------------------------------

Note 5
Initial capitalization and
offering of shares

The Trust was established as a Massachusetts business trust on January 22, 1996. During the period January 22, 1996 to May 4, 1998, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $2,000,000 and the issuance of 235,294 shares to Putnam Mutual Funds Corp. on May 1, 1998.

At April 30, 1999, Putnam Investments, Inc. owned 265,297 shares of the fund (87.5% of shares outstanding), valued at $2,846,637.



Federal tax information
(Unaudited)

The fund has designated 10.21% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Robert R. Beck
Vice President and Fund Manager

Michael P. Stack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam U.S. Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' Web site: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


52511 21F 6/99